UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to
Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 12, 2006

AAC GROUP HOLDING CORP.
AMERICAN ACHIEVEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-121479	20-1854833
Delaware	333-84294	13-4126506
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)
7211 CIRCLE S ROAD
AUSTIN, TEXAS 78745
(Address of principal executive offices, including zip code)
(512) 444-0571
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(a)	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERNAL REVIEW
     On May 12, 2006, the AAC Group Holding Corp. and American Achievement Corporation (collectively, the “Company”) determined that the financial statements and reports of the independent registered public accounting firm included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended February 25, 2006, and November 26, 2005, and Annual Report on Form 10-K for the year ended August 27, 2005, should no longer be relied upon because of the need to restate the financial statements set forth therein.
     The restatement will correct the revenue recognition policy for class ring and certain graduation products sales through independent sales representatives such that revenue will be recognized at the time rings and certain graduation products are delivered to the student customer rather than at the time rings and certain graduation products are shipped to the independent sales representatives. The restatement will primarily result in a deferral of previously recognized revenue and related selling costs from the date of shipment of rings and certain graduation products to sales representatives to the date of delivery of such products to the student customer.
     The Audit Committee of the Company has discussed the matters noted above with the Company’s independent accountants, Deloitte & Touche LLP.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     Effective May 10, 2006, the AAC Group Holding Corp. and American Achievement Corporation’s respective Boards of Directors appointed Andrea Geisser to serve on each of their respective Boards of Directors. Mr. Geisser was appointed to the Audit Committee of the Board of Directors of American Achievement Corporation.
     Effective May 10, 2006, the American Achievement Corporation’s Board of Directors appointed Jean Ann McKenzie to serve on its Board of Directors. For her service on the Board of Directors, Ms. McKenzie will receive an annual payment of $50,000. Simultaneously with Ms. McKenzie’s appointment to American Achievement Corporation’s Board of Directors, American Achievement Corporation entered into a consulting agreement with Ms. McKenzie whereby Ms. McKenzie will, from time to time, provide certain consulting services at the request of American Achievement Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC GROUP HOLDING CORP.
AMERICAN ACHIEVEMENT CORPORATION

	By:	/s/ DONALD J. PERCENTI

Donald J. Percenti
CHIEF EXECUTIVE OFFICER
(principal executive officer)

	By:	/s/ SHERICE P. BENCH

Sherice P. Bench
CHIEF FINANCIAL OFFICER
Date: May 18, 2006		(principal financial officer)